Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of March 18, 2007, among TODCO, a Delaware corporation (the “Borrower”), the Lenders party thereto from time to time, and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent under the Security Documents. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of December 29, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I.    Amendments to Credit Agreement.

1. Section 9.02 of the Credit Agreement is hereby amended by deleting the parenthetical phrases “(or agree to do any of the foregoing at any future time)” and “(or agree to do so at any future time)” in each case where such phrases appear in said Section.

2. Sections 9.04(iv) of the Credit Agreement are hereby amended by (i) deleting the text “$50,000,000” appearing in said Section and (ii) inserting “$100,000,000” in lieu thereof.

II.    Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein), other than any Defaults pursuant to the Borrower’s failure to comply with Section 9.04(iv) of the Credit Agreement prior to the First Amendment Effective Date, and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Borrower, and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com).

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*    *    *

2

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

TODCO, as Borrower

By:	/s/ Darren Vorst
Name: Darren Vorst
Title: Treasurer

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ Martin Kahm
Name: Martin Kahm
Title: Vice President

By:	/s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr.
Title: SVP Credit

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TODCO, THE LENDERS PARTY THERETO FROM TIME TO TIME, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

NAME OF INSTITUTION:

Nordea Bank Finland Plc, New York Branch

By:	/s/ Martin Kahm
Name: Martin Kahm
Title: Vice President

By:	/s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr.
Title: SVP Credit

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TODCO, THE LENDERS PARTY THERETO FROM TIME TO TIME, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

NAME OF INSTITUTION:

NIBC Bank W.V.

By:	/s/ Dirk Kaper
Name: Dirk Kaper
Title: Associate Director

By:	/s/ H.J. van West
Name: H.J. van West
Title: Director Corporate Finance

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TODCO, THE LENDERS PARTY THERETO FROM TIME TO TIME, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

NAME OF INSTITUTION:

NATIXIS (fka Natexis Banques Populaires)

By:	/s/ Donavon C. Broussard
Name: Donavon C. Broussard
Title: Managing Director

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TODCO, THE LENDERS PARTY THERETO FROM TIME TO TIME, NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

NAME OF INSTITUTION:

Amegy Bank National Association

By:	/s/ Scott Collins
Name: Scott Collins
Title: Vice President